Exhibit 10.27
SECOND AMENDMENT TO
PURCHASE AND SALE AGREEMENT
This Second Amendment to Purchase and Sale Agreement (this “Amendment”) is entered into on February 28, 2013 by and between FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership, having an address c/o GKK Realty Advisors, LLC, 420 Lexington Avenue, 19th Floor, New York, NY 10170 (“Seller”), NATIONAL FINANCIAL REALTY – WFB EAST COAST, LLC, a Delaware limited liability company, having an address c/o National Financial Realty, Inc., 21250 Hawthorne Boulevard, Suite 700, Torrance, CA 90503 (“Original Purchaser”), NATIONAL FINANCIAL REALTY- EAST COAST PORTFOLIO I, LLC, a Delaware limited liability company, having an address c/o Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071 (“First Assignee”), and the entities listed on Exhibit A attached hereto (each entity, a “Second Assignee” or “Purchaser” and, collectively, “Purchasers”).
W I T N E S S E T H :
WHEREAS, Seller and Original Purchaser entered into those certain Purchase and Sale Agreements dated as of November 6, 2012 (the “Original Agreements”) for the sale by Seller, and the purchase by Original Purchaser, of those certain forty (40) properties listed on Exhibit A (the “Properties”);
WHEREAS, Seller and Original Purchaser further amended the Original Agreements by those certain First Amendments to Purchase and Sale Agreement dated as of December 14, 2012 (the “First Amendments”; the Original Agreements and the First Amendments, as may be hereafter further amended, restated, supplemented or otherwise modified from time to time, are collectively referred to herein as the “Agreements”);
WHEREAS, Seller, Original Purchaser, First Assignee, and Wells Fargo Bank, N.A., successor by merger to Wachovia Bank, N.A. (“Wells Fargo”), as a Tenant of those certain thirty-eight (38) properties listed on Exhibit B attached hereto (the “Wells Fargo Properties”) have negotiated an amendment (the “Third Amendment to Master Agreement”) of the Master Agreement Regarding Leases dated as of September 22, 2004 (as amended from time to time, the “Master Agreement”) substantially in the form attached to this Amendment as Exhibit C;
WHEREAS, also attached to this Amendment as Exhibit D is a form of that certain Excess Termination Rights Payment Agreement;
WHEREAS, on December 21, 2012, the cash sum of $400,000.00 (the “Extension Payment”) was paid by Original Purchaser to Seller by wire transfer to be applied against the Purchase Price for the Properties, which Extension Payment is applicable against the Purchase Price for the Properties;
WHEREAS, on January 18, 2013, Original Purchaser deposited the Second Deposit for each Property with First American Title Insurance Company (“the “Escrowee”);

WHEREAS, Seller, Original Purchaser and Escrowee entered into those certain Escrow Agreements dated as of November 6, 2012 (each, individually, an “Escrow Agreement”, and collectively, the “Escrow Agreements”) in connection with the Agreements;
WHEREAS, Original Purchaser has assigned to First Assignee all of Original Purchaser’s right, title and interest in and to each of the Agreements and First Assignee has assumed all of Original Purchaser’s obligations under the Agreements; and
WHEREAS, for purposes of convenience, Seller, Original Purchaser, First Assignee, and Purchasers desire to document the agreements made and to amend all forty (40) Agreements on the terms and conditions hereinafter set forth, with the understanding that all amendments will apply to each Purchaser and to each Property and will not bind the separate Agreements together. Capitalized terms (including in the Recitals hereto) not defined herein shall have the meaning attributed to such terms in the Original Agreements.
NOW, THEREFORE, the parties desire to amend the Agreements as follows:
1.Assignment and Assumption of Agreements.
a.As of January 18, 2013, Original Purchaser assigned to First Assignee all of Original Purchaser’s rights, title, and interest in and to the Agreements, and First Assignee accepted such assignment.
b.As of January 18, 2013, First Assignee assumed all of Original Purchaser’s obligations under the Agreements.
c.As of the Effective Date, Original Purchaser assigns to First Assignee all of Original Purchaser’s right, title and interest in and to the Escrow Agreements, and First Assignee accepts such assignment.
d.As of the Effective Date, First Assignee hereby assumes all of Original Purchaser’s obligations under the Escrow Agreements.
e.As of the date of this Amendment, First Assignee assigns to each Purchaser of the Property set forth opposite such Purchaser’s name on Exhibit A, all of First Assignee’s rights, title, and interest in and to (i) the Original Agreement and First Amendment and (ii) the Escrow Agreement, in each case, corresponding solely to the Property set forth opposite such Purchaser’s name on Exhibit A, and each Purchaser accepts such assignment.
f.As of the date of this Amendment, each Purchaser of the Property set forth opposite such Purchaser’s name on Exhibit A assumes all of First Assignee’s obligations under (i) the Original Agreement and First Amendment and (ii) the Escrow Agreement, in each case, corresponding solely to the Property set forth opposite such Purchaser’s name on Exhibit A.

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2.Amendment of the Agreements.

a.	Third Amendment to Master Agreement.
i.Prior to the Closing, Seller shall execute (as “Assignor Master Landlord” thereunder) and deliver to Escrowee (for delivery to the other parties thereto at the Closing) the Third Amendment to Master Agreement in the form of Exhibit C, which Third Amendment to Master Agreement will be effective as of the Closing.
ii.At the Closing, Purchasers shall cause their affiliate, National Financial Realty – East Coast Portfolio I, LLC (the “Assignee Master Landlord” thereunder) (the “Assignee Master Landlord”) to execute and deliver to Seller (through Escrowee) a counterpart of the Third Amendment to Master Agreement.
b.    Excess Termination Rights Payment Agreement. At the Closing, Seller shall execute and deliver to Purchasers (through Escrowee) and Purchasers shall execute (or shall cause Assignee Master Landlord to execute) and deliver to Seller (through Escrowee) that certain Excess Termination Rights Payment Agreement in the form of Exhibit D attached hereto.
c.    Extension of the Outside Closing Date. Notwithstanding anything to the contrary in the Agreements, the Outside Closing Date under the Agreements is extended to 5:00 p.m. (California time) on March 8, 2013.
d.    Assumption of the Existing Mortgage Loan. At the Closing, a portion of the Purchase Price for each Property shall be paid by Purchasers assuming the then unpaid principal balance of the Existing Mortgage Loan (defined below), pursuant to the Amended and Restated Loan Agreement (the “Amended and Restated Loan Agreement”) to be entered into at the Closing by and among the Purchasers and PB Capital Corporation, a Delaware corporation (the “Lender”), as of the Closing in accordance with the provisions of this Section 2(d) (the “Existing Mortgage Loan Assumption”). At the Closing, effective upon the effectiveness of the Existing Mortgage Loan Assumption, each Purchaser shall be credited with payment of that portion of the Purchase Price equal to the percentage specified on Exhibit E attached hereto (the “Applicable Percentage”) of the unpaid principal balance of the Existing Mortgage Loan as of the Closing (as to each Purchaser, the “Existing Mortgage Loan Unpaid Principal Balance Credit”).
e.    Cash Balance. For each Property, the balance (the “Cash Balance”) of the Purchase Price for such Property (that remains after the deduction of the Deposit and such Property’s Applicable Percentage of the Extension Payment and crediting of the Existing Mortgage Loan Unpaid Principal Balance Credit against the Purchase Price) shall be deposited by the Purchaser of such Property with Escrowee in cash by wire transfer of immediately available federal funds, together with such additional funds as may be necessary with respect to such Purchaser’s closing expenses and prorations in Seller’s favor covered in Section 11.3 of the Agreements on or before 1:00 p.m. (local Los Angeles time) on the Closing Date, or at such earlier date and time as may be required by the Escrowee under applicable law such that the Escrowee will be in a position to disburse the cash proceeds to Seller on or before 5:00 p.m. (local Los Angeles time) on the Closing Date.

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f.    Implementation of the Existing Mortgage Loan Assumption.
i.    The “Existing Mortgage Loan” shall mean that certain mortgage loan evidenced by (i) that certain Promissory Note dated as of April 1, 2008 (the “Existing Note”) by Seller, as borrower (“Borrower”) in favor of PB Capital Corporation, a Delaware corporation (“Lender”), as agent for the lenders more particularly set forth in the Existing Loan Agreement (defined below), (ii) that certain Loan Agreement dated April 1, 2008 (the “Existing Loan Agreement”) by and between Seller, as Borrower, and Lender, and (iii) those certain other loan documents described as “Loan Documents” in the Existing Loan Agreement (collectively, with the Existing Note and the Existing Loan Agreement, the “Existing Loan Documents”).
ii.    As of, and subject to consummation of, the Closing, Seller hereby assigns to Purchasers, and Purchasers hereby assume, the then unpaid principal balance of the Existing Mortgage Loan under the Existing Note pursuant to the Existing Mortgage Loan Assumption and on the terms described in the Amended and Restated Loan Agreement to be entered into at the Closing by and among the Purchasers and Lender (the “Closing Loan Balance”), and Seller shall pay and satisfy all accrued but unpaid interest due under the Existing Mortgage Loan as of 11:59 p.m. on the day before the Closing. If and when requested, each Purchaser and Seller agree to create and execute a separate assignment and assumption document evidencing the implementation of this Section 2(f)(ii) to an individual Property or the Properties.
iii.    Purchasers shall pay any and all fees and/or costs associated with Purchasers’ assumption of the Existing Mortgage Loan (which would not be payable by Seller if the Existing Mortgage Loan had been paid in full as of the Closing).
iv.    The occurrence of the Existing Mortgage Loan Assumption is not a condition precedent to Purchasers’ obligation to close.
v.    At the Closing, Purchasers shall cause Lender to deliver (through Escrowee) to Seller that certain Letter Agreement in the form of Exhibit F attached hereto.
g.    Seller’s Indemnity. The indemnity in favor of each Purchaser contained in Section 11.1.2 of the Original Agreements shall cover any and all claims with respect to the periods prior to the Closing, and any other related claims with respect to the periods prior to the Closing, raised by Wells Fargo in its letter dated January 16, 2013, which indemnity survives the Closing.
h.    Deletion of Certain Provisions in the Original Agreements. As to the Original Agreements:
i.    The following terms in Section 1 of the Original Agreements (and references thereto in balance of the Agreements) are no longer applicable from and after the date hereof, and thus, effective as of the date hereof, are hereby deleted from the Agreements: “KBS Guarantors” and “NFR Special Partner”.

4

ii.    The following Sections of the Original Agreements are hereby deleted from the Agreements in their entirety: Exhibit V: Inducement and Guaranty Agreement; Exhibit W: Restated Partnership Agreement; Exhibit X: Restated FS LLC Agreement; Sections 4.2.1.1.14, 4.2.1.1.15, 4.2.1.1.16, and 4.2.2.6 (Closing Documents); and Sections 7.l(c) and (d) (Seller’s Representations and Warranties).
i.    Addition of Certain Provisions in the Original Agreements. As to the Original Agreements, the following term shall be added to Section 1: “Intangible Property includes without limitation all licenses, plans, specifications, permits and warranties, guaranties, indemnities, and bonds.”
j.    Counterparts.     This Amendment may be executed and delivered (including by facsimile transmission or portable document format (PDF)) in one or more counterparts, each of which when executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument.
k.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.
l.    No Modification. Except as modified by this Amendment, all of the terms, covenants, conditions and provisions of the Agreements shall remain and continue unmodified, in full force and effect. From and after the date hereof, the term “this Agreement” shall be deemed to refer to the Original Agreements, as amended by the First Amendments and this Amendment. If and to the extent that any of the provisions of this Amendment conflict or are otherwise inconsistent with any provisions of the Agreements, the provisions of this Amendment shall prevail. This Amendment is adopted by the parties as to all of the Properties for purposes of ease of reference and convenience, and is not intended to modify the fact that each Agreement (for each Property) is to be read as an independent agreement.
m.    Amendment. This Amendment cannot be modified in any manner except by a written agreement signed by Seller and Purchasers.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by or on behalf of each of the parties as of the date first written above.

SELLER:

FIRST STATES INVESTORS 3300 B, L.P.
a Delaware limited partnership

By:	/s/ David E. Snyder
David E. Snyder,
Chief Financial Officer

[Signature Page to Second Amendment to Purchase and Sale Agreement]

ORIGINAL PURCHASER:

NATIONAL FINANCIAL REALTY –
WFB EAST COAST, LLC,
a Delaware limited liability company

By:	National Financial Realty, Inc.
a California corporation
Its Manager

By:	/s/ Vincent E. Pellerito
Vincent E. Pellerito,
President

FIRST ASSIGNEE:

NATIONAL FINANCIAL REALTY –
EAST COAST PORTFOLIO I, LLC,
a Delaware limited liability company

By: NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith

Title:	Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3314 Dade City, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 1 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3319 Downtown Lakeland, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 2 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3328 Kings Point, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 3 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3331 New Warrington Road, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 4 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 33333 Okeechobee Turnpike, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 5 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3339 South Fort Myers, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 6 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3341 West Hollywood, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 7 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3342 Westward, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 8 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3343 Atlanta Ops Center, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 9 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3345 Columbus Main, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 10 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3348 Pikesville Branch, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 11 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3346 Dalton Main, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 12 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3351 Burlington, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 13 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3353 Goldsboro, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 14 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3356 Market Street, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 15 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3357 Mortgage Center, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 16 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3362 West End Center, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 17 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3365 Winston Salem, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 18 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3368 Haddon Township, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 19 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3370 Main Street Office, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 20 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3371 Morristown Office, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 21 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3376 Red Bank Main Office, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 22 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3380 Trenton Brunswick, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 23 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3391 Lancaster Square, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 24 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3393 Media Office, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 25 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3401 Plaza, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 26 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3405 West Chester Office, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 27 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3408 York Square, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 28 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3411 Bennettsville Main, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 29 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3413 Charleston 16 Broad, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 30 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3415 Columbia Greystone, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 31 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3420 Amherst South Main, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 32 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3422 Blacksburg, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 33 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3423 Brookneal, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 34 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3425 Christiansburg Main, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 35 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3427 Clintwood, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 36 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3429 Market Street Office, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 37 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3433 VA Beach, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 38 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3438 WVOC Four Story, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 39 of 40]

PURCHASER/SECOND ASSIGNEE:

NFR ECP I – 3441 West End Center, LLC,
a Delaware limited liability company

By: National Financial Realty - East Coast Portfolio I,
LLC,
a Delaware limited liability company,
Its Sole Member

By:	NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: /s/ Derek Smith

Print Name:	Derek Smith
Title:Senior Vice President

By: /s/ Jameson Weber

Print Name:	Jameson Weber

Title:	Assistant Vice President

[Page 40 of 40

EXHIBIT A

PURCHASER ENTITIES FOR EACH PROPERTY

	Ownership Entity Name	Property Address	City	State
1	NFR ECP I - 3401 Plaza, LLC	101 N Independence Mall East	Philadelphia	PA

2	NFR ECP I – 3357 Mortgage Center, LLC	1100 Corporate Center Dr	Raleigh	NC

3	NFR ECP I – 3438 WVOC Four Story, LLC	7711 Plantation Rd	Roanoke	VA

4	NFR ECP I – 3362 West End Center, LLC	809 West 4 1/2 St	Winston-Salem	NC

5	NFR ECP I – 3343 Atlanta Ops Center, LLC	3579-3585 Atlanta Ave	Atlanta	GA

6	NFR ECP I – 3415 Columbia Greystone, LLC	101 Greystone Blyd	Columbia	SC

7	NFR ECP I – 3365 Winston Salem, LLC	401 Linden St	Winston-Salem	NC

8	NFR ECP I – 3441 West End Center, LLC	801 W. 4th Street	Winston Salem	NC

9	NFR ECP I – 3368 Haddon Township, LLC	600 W Cuthbert Boulevard	Haddon Township	NJ

10	NFR ECP I – 3391 Lancaster Square, LLC	100 North Queen Street	Lancaster	PA

11	NFR ECP I – 3345 Columbus Main, LLC	101 13th Street	Columbus	GA

12	NFR ECP I – 3371 Morristown Office, LLC	21 South St	Morristown	NJ

13	NFR ECP I – 3413 Charleston 16 Broad, LLC	16 Broad St	Charleston	SC

14	NFR ECP I – 3370 Main Street Office, LLC	40 Main St	Toms River	NJ

15	NFR ECP I – 3346 Dalton Main, LLC	201 S Hamilton St	Dalton	GA

16	NFR ECP I – 3351 Burlington, LLC	500 S Main St	Burlington	NC

17	NFR ECP I – 3408 York Square, LLC	12 E Market St	York	PA

18	NFR ECP I – 3353 Goldsboro, LLC	301 East Ash Street	Goldsboro	NC

19	NFR ECP I – 3348 Pikesville Branch, LLC	1515 Reisterstown Rd	Baltimore	MD

20	NFR ECP I – 3339 South Fort Myers, LLC	12751 S Cleveland Ave	Fort Myers	FL

21	NFR ECP I – 3376 Red Bank Main Office, LLC	303 Broad St	Red Bank	NJ

22	NFR ECP I – 3433 VA Beach, LLC	125 Independence Blvd	Virginia Beach	VA

23	NFR ECP I – 3319 Downtown Lakeland, LLC	113 S Tennessee Ave	Lakeland	FL

24	NFR ECP I – 3331 New Warrington Road, LLC	21 New Warrington Rd	Pensacola	FL

25	NFR ECP I – 3333 Okeechobee Turnpike, LLC	5849 Okeechobee Blvd	West Palm Beach	FL

26	NFR ECP I – 3405 West Chester Office, LLC	1100 Corporate Center Dr	West Chester	PA

27	NFR ECP I – 3429 Market Street Office, LLC	141 E Market St	Harrisonburg	VA

28	NFR ECP I – 3328 Kings Point, LLC	6646 W Atlantic Ave	Delray Beach	FL

29	NFR ECP I – 3427 Clintwood, LLC	80 Main Street	Clintwood	VA

30	NFR ECP I – 3393 Media Office, LLC	217 W Baltimore Pike	Media	PA

31	NFR ECP I – 3422 Blacksburg, LLC	200 N Main St	Blacksburg	VA

32	NFR ECP I – 3314 Dade City, LLC	14210 7th St	Dade City	FL

33	NFR ECP I – 3380 Trenton Brunswick, LLC	891 Brunswick Ave	Trenton	NJ

34	NFR ECP I – 3341 West Hollywood, LLC	6015 Washington St	Hollywood	FL

35	NFR ECP I – 3425 Christiansburg Main, LLC	4 E Main St	Christiansburg	VA

36	NFR ECP I – 3342 Westward, LLC	2701 Okeechobee Blvd	West Palm Beach	FL

37	NFR ECP I – 3356 Market Street, LLC	201 East Market St	Smithfield	NC

38	NFR ECP I – 3411 Bennettsville Main, LLC	145 Broad St	Bennettsville	SC

39	NFR ECP I – 3420 Amherst South Main, LLC	258 S Mam St	Amherst	VA

40	NFR ECP I – 3423 Brookneal, LLC	227 Main St	Brookneal	VA

EXHIBIT B

WELLS FARGO PROPERTIES

Count	Property Name	Address Line	City	State	Rentable SF
1.	3401 ‐ Plaza	101 N Independence Mall East	Philadelphia	PA	481,958
2.	3357 ‐ Mortgage Center	1100 Corporate Center Dr	Raleigh	NC	450,393
3.	3438 ‐ WVOC‐Four Story	7711 Plantation Rd	Roanoke	VA	443,181
4.	3362 ‐ West End Center	809 West 4 1/2 St	Winston‐Salem	NC	343,336
5.	3343 ‐ Atlant Ops Cntr	3579‐3585 Atlanta Ave	Atlanta	GA	335,608
6.	3415 ‐ Columbia Grystn	101 Greystone Blvd	Columbia	SC	240,976
7.	3365 ‐ Winston Salem	401 Linden St	Winston‐Salem	NC	187,743
8.	3441 ‐ West End Ctr	801 W. 4th Street	Winston Salem	NC	85,455
9.	3368 ‐ Haddon Township	600 W Cuthbert Boulevard	Haddon Township	NJ	75,937
10.	3391 ‐ Lancaster Square	100 North Queen Street	Lancaster	PA	59,045
11.	3345 ‐ Columbus Main	101 13th Street	Columbus	GA	50,759
12.	3371 ‐ Morristown Oﬀc	21 South St	Morristown	NJ	39,955
13.	3413 ‐ Charlstn 16 Brd	16 Broad St	Charleston	SC	39,558
14.	3370 ‐ Main Strt Oﬃc	40 Main St	Toms River	NJ	35,660
15.	3346 ‐ Dalton Main	201 S Hamilton St	Dalton	GA	33,496
16.	3351 ‐ Burlington	500 S Main St	Burlington	NC	29,688
17.	3408 ‐ York Square	12 E Market St	York	PA	27,967
18.	3353 ‐ Goldsboro	301 East Ash Street	Goldsboro	NC	27,112
19.	3348 ‐ Pikesvill Brnch	1515 Reisterstown Rd	Baltimore	MD	26,540
20.	3339 ‐ South Fort Myrs	12751 S Cleveland Ave	Fort Myers	FL	25,370
21.	3376 ‐ Red Bank Mn Oﬀ	303 Broad St	Red Bank	NJ	23,856
22.	3433 ‐ VA Beach Pembrk	125 Independence Blvd	Virginia Beach	VA	22,403
23.	3319 ‐ Downtown Laklnd	113 S Tennessee Ave	Lakeland	FL	21,479
24.	3333 ‐ Okeechob Trnpke	5849 Okeechobee Blvd	West Palm Beach	FL	20,336
25.	3405 ‐ West Chestr Oﬀ	1100 Corporate Center Dr	West Chester	PA	19,063
26.	3429 ‐ Market St Oﬃce	141 E Market St	Harrisonburg	VA	18,869
27.	3427 ‐ Clintwood	80 MaIin Street	Clintwood	VA	13,495
28.	3393 ‐ Media Oﬃce	217 W Baltimore Pike	Media	PA	11,297
29.	3422 ‐ Blacksburg	200 N Main St	Blacksburg	VA	10,912
30.	3314 ‐ Dade City	14210 7th St	Dade City	FL	10,822
31.	3380 ‐ Trenton‐Brnswck	891 Brunswick Ave	Trenton	NJ	10,529
32.	3341 ‐ West Hollywood	6015 Washington St	Hollywood	FL	10,388
33.	3425 ‐ Christnsburg Mn	4 E Main St	Christiansburg	VA	9,644
34.	3342 ‐ Westward	2701 Okeechobee Blvd	West Palm Beach	FL	9,181
35.	3356 ‐ Market Street	201 East Market St	Smithfield	NC	8,633
36.	3411 ‐ Bennettsvll Main	145 Broad St	Bennettsville	SC	6,527
37.	3420 ‐ Amherst Sth Main	258 S Main St	Amherst	VA	6,055
38.	3423 ‐ Brookneal	227 Main St	Brookneal	VA	5,339
PORTFOLIO TOTAL					3,278,565

EXHIBIT C

THIRD AMENDMENT TO MASTER AGREEMENT

[See attached]

THIRD AMENDMENT TO MASTER AGREEMENT
This THIRD AMENDMENT TO MASTER AGREEMENT (this “Amendment”), dated as of February _,2013, is among WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor-in-interest to Wachovia Bank, National Association) (“Wells Fargo”), FIRST STATES INVESTORS 3300B, L.P.(as successor-in-interest to First States Investors 3300, LLC), a Delaware limited partnership (herein called “Assignor Master Landlord”), and NATIONAL FINANCIAL REALTY – EAST COAST PORTFOLIO I, LLC, a Delaware limited liability company (herein called “Assignee Master Landlord”).
RECITALS:
A.    Wells Fargo (as Wachovia) and Assignor Master Landlord (as Master Landlord) are parties to a certain Master Agreement Regarding Leases dated as of September 22, 2004 (the “Original Master Agreement”), as heretofore amended pursuant to the documents listed in Schedule A hereto (the Original Master Agreement, as so amended, being herein called the “Existing Master Agreement”).
B.    The leases that are currently relevant to the rights and obligations of Wells Fargo and Assignor Master Landlord under the Existing Master Agreement are the following (collectively, the “Leases”): (i) the leases between Assignor Master Landlord, as landlord, and Wells Fargo, as tenant (the “Exhibit) Leases”) that demise space at the properties listed in Exhibit I hereto (the “Exhibit I Properties”), and (ii) the leases between Assignor Master Landlord or a third party landlord, as landlord, and Wells Fargo, as tenant (the “Exhibit II Leases”) that demise space at the properties listed in Exhibit II hereto (the “Exhibit II. Properties”).
C.    Pursuant to the Existing Master Agreement, (i) all of the Exhibit I Leases are Integrated Leases, (ii) all of the Exhibit II Leases are Non-Integrated Leases, and (iii) PB Capital Corporation (“PBCC”) which holds security interests in the Exhibit I Properties, is the Designated Portfolio Lender.
D.    Assignor Master Landlord is a Wholly-Owned Subsidiary of FSG.
E.    Assignor Master Landlord and Assignee Master Landlord intend that Assignor Master Landlord convey the Exhibit I Properties to Assignee Master Landlord or to Wholly Owned Subsidiaries of Assignee Master Landlord.
F.    Assignor Master Landlord and Assignee Master Landlord, in connection with the conveyance of the Exhibit I Properties (and notwithstanding the provisions of the Existing Master Agreement), have requested that Wells Fargo agree that, simultaneously with such conveyance, Assignor Master Landlord may assign to Assignee Master Landlord all of its interest as “Master Landlord” under the Existing Master Agreement, subject to the provisions set forth below. Wells Fargo, subject to the terms and provisions of this Amendment, is willing to so agree.

G.    Upon the conveyance of Exhibit I Properties to Assignee Master Landlord or to Wholly-Owned Subsidiaries of Assignee Master Landlord, PBCC will no longer be the Designated Portfolio Lender, but shall continue to be the initial first secured priority lender as to all Exhibit I Properties for Assignee Master Landlord or its Wholly-Owned Subsidiaries, as the borrower(s), with such loan as to the Exhibit I Properties being referred to herein as the “AML Portfolio Loan”. PBCC, as the holder of the AML Portfolio Loan (together with any successor holder of the AML Portfolio Loan), is referred to herein as the “AML Portfolio Lender”.
H.    By this Amendment, Wells Fargo, Assignor Master Landlord and Assignee Master Landlord desire to set forth the assignment and assumption of the interest of Master Landlord under the Existing Master Agreement and otherwise amend and modify the Existing Master Agreement (the Existing Master Agreement, as assigned, assumed, amended and modified by this Amendment, being called the “Master Agreement”), all subject to, upon, and in accordance with, the terms and conditions hereinafter set forth.
NOW; THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Wells Fargo, Assignor Master Landlord and Assignee Master Landlord hereby agree as follows:
1.    Defined Terms. All terms used herein (including in the Recitals), and not otherwise defined herein, shall have the meanings ascribed thereto in the Existing Master Agreement (including those incorporated therein from the Leases pursuant to Section 1 of the Original Master Agreement).
2.    Representations and Warranties. Assignor Master Landlord and Assignee Master Landlord hereby represent and warrant to Wells Fargo that, as of the date hereof:
(a)    Assignor Master Landlord has irrevocably conveyed all of the Exhibit I Properties to Assignee Master Landlord or other entities that are Wholly-Owned Subsidiaries of Assignee Master Landlord (such that Assignee Master Landlord (or a Wholly-Owned Subsidiary thereof), is now the sole owner of the Landlord’s Estate under each of the Exhibit I Leases).
(b)    The only two members of Assignee Master Landlord are NFR Master Lease GAP, LLC (“GAP”) and National Financial Realty - WFB East Coast, LLC (“NFR – WFB East Coast”). Oaktree Real Estate Opportunities Fund VI, L.P. (“GAP Parent”) wholly owns (directly or indirectly) all the membership interests in GAP. National Financial Realty Inc. (“NFR Parent”) is in control of, and is the sole manager of, NFR - WFB East Coast. For purposes of this Section 2(b), and Section 7.4 hereof, a person or entity shall be deemed in “control” of another person or entity only if the such first person or entity possesses, directly or indirectly, the power to direct the operations, management and policies of such other person or entity.
(c)    There is no Designated Portfolio Lender or Designated Mezzanine Lender.
3.    Assignment and Assumption. Assignor Master Landlord hereby transfers, assigns and sets over unto Assignee Master Landlord all of Assignor’s right, title and interest in and to the Existing Master Agreement. For the benefit of Wells Fargo, Assignee Master Landlord

2

hereby accepts the foregoing assignment, and assumes all of Assignor Master Landlord’s obligations and liabilities under the Master Agreement accruing from and after the date hereof. In that regard, and without limiting the generality of the foregoing, all references in the Master Agreement to the “Master Landlord” shall be deemed a reference to Assignee Master Landlord. For the avoidance of doubt, it is acknowledged that, by virtue of the foregoing, Assignor Master Landlord has no further right, title or interest in and to the Existing Master Agreement as “Master Landlord” (whether accruing before or after the date hereof, the same being fully assigned to Assignee Master Landlord), but Assignor Master Landlord shall remain responsible for the obligations and liabilities of Master Landlord accruing prior to the date hereof (as those have not been assumed by Master Landlord).
4.    Exhibit I Leases become Non-Integrated Leases. Effective as of the date hereof, all Exhibit I Leases are hereby made, and shall become,Non-Integrated Leases. Accordingly as of the date hereof, all of the Leases are, and shall remain, Non-Integrated Leases (and, consistent therewith, the defined term “Non-Integrated Lease” set forth in Section 1 of the Original Master Agreement shall, effective as of the date hereof, be redefined to mean any Lease).
5.    DP Excess Termination Rights Payments.
5.1    For purposes of this Section 5, the following terms shall have the following. meanings:
"Designated Payee" shall mean PBCC, or its permitted successor, as an assignee of the DP Payment Right consistent with this Section 5; it being understood (i) that there may only be one Designated Payee at anyone time, and (ii) that the DP Payment Right may not be assigned or otherwise transferred other than pursuant to an assignment expressly permitted under the provisions of this Section 5.
"DP Direction Notice" shall mean a notice from the then Designated Payee, addressed to Wells Fargo and Assignee Master Landlord, setting forth (i) the Designated Payee’s address for notices, (ii) an account to which the Designated Payee directs that any DP Excess Termination Rights Payments be made and (iii) the Designated Payee’s tax identification number. Wells Fargo is hereby unconditionally authorized to act in accordance with the most recent DP Direction Notice.
"DP Excess Termination Rights Payments" shall mean the Excess Termination Rights Payments (if any) due and payable under the provisions of Section 3.4 of the Master Agreement by reason of the termination of a Lease affecting a DP Property. All references herein to a termination of a Lease may include a termination in whole or in part of such Lease,
"DP Permitted Assignment Notice" shall mean a notice from the then Designated Payee, addressed to Wells Fargo and Assignee Master Landlord, indicating that the Designated Payee has assigned the DP Payment Right pursuant to an assignment permitted under the provisions of this Section 5, which notice shall (i) include the signature of the assignee of the DP Payment Right (as the new Designated Payee), and (ii) be accompanied by (x) a true and complete copy of the instrument effecting such assignment (executed by both then Designated Payee, as assignor, and the new Designated Payee, as assignee, in which such assignee expressly

3

agrees to be bound by this Section 5), and (y) an instrument signed by an officer of each of the then Designated Payee and the new Designated Payee confirming to Wells Fargo that the assignment qualifies as a permitted assignment of the DP Payment Right under this Section 5.
"DP Property" shall mean each of the Exhibit I Properties, excluding however, any Exhibit I Property which.pursuant to this Section 5, has been converted from a DP Property into a Non-DP Property.
"Non-DP Property" shall mean (i) each of the Exhibit II Properties, plus (ii) any Exhibit I Property that, pursuant to this Section 5, has been converted from a DP Property into a Non-DP Property.
5.2.    Assignee Master Landlord hereby irrevocably and unconditionally assigns to the Designated Payee the singular right to receive the DP Excess Termination Rights Payments, if, and to the extent that, any such payments hereafter become due and payable under the Master Agreement (such right being herein called the "DP Payment Right"). Such assignment is being made in connection with the AML Portfolio Loan, but is in no way contingent upon the existence or status of AML Portfolio Loan or any other matter relating to the AML Portfolio Loan. Wells Fargo hereby consents to this assignment. Concurrently with the, execution of this Amendment, PBCC (as the initial Designated Payee) has delivered to Wells Fargo an initial DP Direction Notice, a copy of which is attached as Exhibit III hereto. The then Designated Payee may hereafter, from time to time, deliver one or more substitute DP Direction Notices.
5.3.    Except as expressly set forth in this Section 5, the holding of the DP Payment Right shall not be deemed to entitle the Designated Payee to any rights under the Master Agreement, and shall not, except as to this Section 5, make it a party to the Master Agreement for any purpose. Without limiting the foregoing, except as set forth in Section 5.6(B) hereof, the Designated Payee shall have no right to participate in, or otherwise respect to, any determinations or computations contemplated by (or arising out of the implementation of) the Master Agreement (including determinations and computations under Sections 3 and 5 of the Master Agreement, including those affecting, or otherwise related to, the amount, and any application of, any Available Termination Rights, and those affecting or otherwise related, directly or indirectly, to the existence or amount of any Excess Termination Rights Payments, including any DP Excess Termination Rights Payments), all of which shall be made solely by Wells Fargo and the Assignee Master Landlord and all of which bind the Designated Payee. For avoidance of doubt, except as set forth in Section 5.6(B) hereof, the DP Payment Right only entitles the Designated Payee to receive the DP Excess Termination Rights Payments after a final determination of the amount thereof has been made between Wells Fargo and Assignee Master . Landlord. Wells Fargo and Assignee Master Landlord agree to act in good faith in determining the existence or amount of any DP Excess Termination Rights Payments.
5.4    The DP Payment Right may not be assigned by the Designated Payee, except as expressly provided below in this Sections 5.4:
5.4.1    If the Designated Payee is the AML Portfolio Lender, then such Designated Payee shall have the right to assign the DP Payment Right in connection with a sale or other transfer of its interest in the AML Portfolio Loan to the purchaser or other transferee

4

(i.e., the new AML Portfolio Lender), provided that. such assignment shall not be effective until, (x) the assignor Designated Payee delivers a DP Permitted Assignment Notice and (y) the assignee Designated Payee delivers a DP Direction Notice.
5.4.2    If the Designated Payee is the AML Portfolio Lender, then, in the event that the AML Portfolio Lender accelerates the AML Portfolio Loan or the AML Portfolio Loan otherwise has matured and has not been repaid in accordance with its terms, the AML Portfolio Lender shall have the right to assign the DP Payment Right in connection with a foreclosure, deed-in-lieu of foreclosure or similar conveyance to a trustee, servicer, depositary or other similar agent for the benefit of the purchasers of the DP Properties or their lenders pursuant to a foreclosure, deed-in-lieu of foreclosure or similar conveyance (a “Third Party Designee”), which Third Party Designee shall be obligated to distribute any DP Excess Termination Rights Payments it may receive to one or more of such purchasers pursuant to the terms of a separate agreement pursuant to which such Third Party Designee acts in its designated capacity, provided that, and such assignment shall not be effective until, (x) the assignor Designated Payee delivers a DP Permitted Assignment Notice and (y) the assignee Designated Payee delivers a DP Direction Notice. For the avoidance of ambiguity, Wells Fargo shall have no obligation with respect to any DP Excess Termination Rights Payments other than to make the payment thereof to the Third Party Designee.
5.4.3    Without limiting Section 5.4.2 hereof; if the Designated Payee is the AML Portfolio Lender, then, in the event that the AML Portfolio Lender accelerates the AML Portfolio Loan or the AML Portfolio Loan otherwise has matured and has not been repaid in accordance with its terms, the AML Portfolio Lender shall have the right to assign the DP Payment Right in connection with a foreclosure, deed-in-lieu of foreclosure or similar conveyance to, if applicable, either (i) any person (such a person, a “Majority Purchaser”) that, together with its Wholly Owned Subsidiaries, becomes the owner of the majority of the then DP Properties (the “Majority Properties”), or (ii) an institutional lender providing financing to a Majority Purchaser for the purchase of the Majority Properties (a “Majority Lender”), provided that, and such assignment shall not be effective until, (x) the assignor Designated Payee delivers a DP Permitted Assignment Notice and (y) the assignee Designated Payee delivers a DP Direction Notice Upon Sl10h assignment, all DP Properties that are not Majority Properties shall be automatically converted to Non-DP Properties (and thereafter any Excess Termination Rights Payments with respect to the termination of any Leases affecting such properties shall be made by Wells Fargo to Assignee Master Landlord).
5.4.4    If the Designated Payee is a Majority Lender.the Majority Lender shall have the same rights with respect to the Majority Properties as the AML Portfolio Lender has under this Section 5 with respect to the DP Properties.
5.5    Assignee Master Landlord and the Designated Payee shall have the right (but not any obligation), at any time and in their sole discretion, by joint written instructions to Wells Fargo, to elect to convert a DP Property into a Non-DP Property (and, accordingly, thereafter any Excess Termination Rights Payments with respect to a termination of the Lease affecting such property shall be made by Wells Fargo to Assignee Master Landlord). After such election by Assignee Master Landlord and the Designated Payee, no party shall have the right to elect to subsequently convert such property back into a DP Property.

5

5.6    (A)    The DP Excess Termination Rights Payments shall be the property of and belong solely to the Designated Payee, In amplification of the foregoing, Assignee Master Landlord shall have no rights in and to the DP Excess Termination Rights Payments and if, and to the extent that, Assignee Master Landlord shall receive any DP Excess Termination Rights Payments, Assignee Master Landlord shall be deemed to have received such payments in trust for the benefit of the Designated Payee, and shall forthwith pay such sums to the Designated Payee in accordance with the then current DP Direction Notice. Nothing contained of this Section 5.6(A) shall be deemed to abrogate or diminish the provisions of Section 5.3 hereof (including any rights of Wells Fargo and Assignee Master Landlord referenced therein) in any manner.
(B)    If (i) Wells Fargo and Assignee Master Landlord are unable to reach a final determination as to the existence or amount of any DP Excess Termination Rights Payments (as contemplated in the Existing Master Agreement and referenced of Section 5.3 hereof), resulting of a bona fide good faith dispute(s) between Wells Fargo and Assignee Master Landlord with respect to the same, and (ii) Wells Fargo avails itself of its rights under Section 3.5 of the Master Agreement to pay the disputed DP Excess Termination Rights Payment to a Depositary, then, at any time thereafter and prior to a settlement being reached between Wells Fargo and Assignee Master Landlord, the Designated Payee shall have the right, by notice to both Wells Fargo and the Assignee Master Landlord, to take over the position of Assignee Master Landlord with respect to such dispute and such monies being held in escrow by the Depositary, whereupon the Designated Payee shall be deemed irrevocably and unconditionally assigned, on an exclusive basis, all of the rights and remedies of the Assignee Master Landlord with respect to both such dispute and such monies being held in escrow, such that Wells Fargo and the Designated Payee may deal solely with each other as to both such dispute and the disposition of such monies, and any such settlement(s) shall be conclusive and binding upon the Assignee Master Landlord. Assignee Master Landlord hereby irrevocably authorizes Wells Fargo to act in accordance with any notice sent by a Designated Payee under this Section 5.6(B) and waives any claim against Wells Fargo or such Designated Payee based thereon.
5.7    Wells Fargo and Assignee Master Landlord shall not, without the consent of the Designated Payee, enter into any amendment or modification to the Master Agreement (or other agreement, understanding or arrangement with respect to the Master Agreement) which would diminish or limit in any respect the DP Payment Right; provided, however, that the foregoing shall not be deemed to limit, in any respect, the rights of Wells Fargo and Assignee Master Landlord (without any need to obtain the consent of the Designated Payee) to determine the existence or amount of any DP Excess Termination Rights Payments (as contemplated in the Existing Master Agreement and in accordance with Section 5.3 hereof).
5.8    A copy of any notice delivered by Wells Fargo or the Assignee Master Landlord pursuant to Sections 4 or 5 of the Master Agreement shall be simultaneously delivered to the Designated Payee; but the same shall be for information only and shall not vest any further rights in the Designated Payee beyond the DP Payment Right subject to the provisions of this Section5.
5.9    (A)    Wells Fargo is hereby unconditionally authorized to act in accordance with any notice delivered by the Designated Payee purporting to be a DP Permitted Assignment

6

Notice or a DP Direction Notice; provided,however, that Wells Fargo shall have the right (though not the obligation), at any time, to request, by notice to the Designated Payee, (i) in the case of notice purporting to be a DP Permitted Assignment Notice, such additional information to confirm that the assignment which is the subject of such notice is, in fact, a permitted assignment of the DP Payment Right under this Section 5, and, in which event, and so long as the request for.such additional information is reasonable, the then Designated Payee and the new Designated Payee shall promptly provide such additional information to Wells Fargo, or, if not readily available, use all commercially reasonable efforts to do so, and (ii) in the case of notice . purporting to be a DP Direction Notice, a confirmatory notice from the Designated Payee that confirms that the-same is, in fact, the most recent DP Direction Notice. Notwithstanding the foregoing, any DP Permitted Assignment Notice or DP Direction Notice (so long as the same qualify as such hereunder) delivered to Wells Fargo shall be deemed effective upon its delivery to Wells Fargo and shall not be otherwise deemed ineffective by reason of any request made by Wells Fargo pursuant to the proviso of the proceeding sentence.
(B)    Wells Fargo, upon request of the Designated Payee, shall promptly acknowledge the receipt of any notice purporting to be a DP Permitted Assignment Notice or a DP Direction Notice. Notwithstanding the foregoing, (i) Wells Fargo’s acknowledgment of such receipt shall not cause any such notice which is not a qualifying DP Permitted Assignment Notice or DP Direction Notice to become a qualifying DP Permitted Assignment Notice or DP Direction Notice, and (ii) Wells Fargo’s failure to acknowledge such receipt shall not cause any such notice which is a qualifying DP Permitted Assignment Notice or DP Direction Notice to not be a qualifying DP Permitted Assignment Notice or DP Direction Notice.
5.10    Notwithstanding anything to the contrary set forth in this Amendment, (a) in no event shall there be more than a single Designated Payee at anyone time, and (b) Excess Termination Right Payments relating to the termination of any Leases affecting Non-DP Properties shall be payable to the Assignee Master Landlord pursuant to the Master Agreement.
6.    Deletion of Certain Provisions.
6.1    The following defined terms in Section 1 of the Original Master Agreement (and references thereto in balance of the Existing Master Agreement) are no longer applicable from and after the date hereof, and thus, effective as of the date hereof, are hereby deleted from the Master Agreement: “Acceleration Rescission Notice”; “Designated Portfolio Lender”; “Designated Mezzanine Lender”; “DML Designation Notice”; “DML Nominee”;“DML Transferee”; “DML Substitution Notice”; “DPL Acceleration Notice”; “DPL Nominee”; “DPL Substitution Notice”: “Enforcement Completion Date” ; “Integrated Lease”; “Integrated Wachovia Lease”; “Mezzanine Lender”; “Mezzanine Loan”; “Non-Integration Event”; “Portfolio Lender”; “Portfolio Loan”; “Section 2 Lease”; “Third Party Purchaser”; and “Third Party Transfer Event”.
6.2·    The following Sections of the Original Master Agreement are no longer executory and/or otherwise applicable from and after the date hereof, and thus, as of the date hereof, are hereby deleted from the Master Agreement: Section 2; Section 6; Section 7; Section 8;.Section 10; Section 11; Section 12 (replaced by Section 7 hereof); Section 13; Section 14; and Section 18 (replaced by Section8 hereof).

7

7.    Parties to Master Agreement. Effective as of the date hereof, the Master Agreement shall be an agreement solely between Wells Fargo (as “Wachovia” under the Master Agreement (in Wells Fargo’s capacity as successor-in-interest to same)), Assignee Master Landlord (as Master Landlord) and, with respect to Section 5 oft his Amendment, the Designated Payee, with no other person having any right or interest in or under the Master Agreement, subject to the provisions of this Section 7. In that regard, it is agreed as follows:
7.1    The Master Agreement shall be binding upon, and be for the benefit of, Wells Fargo (as the person currently constituting Wachovia under the Master Agreement) and any of its permitted successor(s) pursuant to the automatic assignment described below. Except for such automatic assignment, Wells Fargo shall have no right to assign its interest in the Master Agreement. Wells Fargo covenants not to.purport to make any such assignment (other than such automatic assignment); and, in any event, such a purported assignment shall be null and void. Notwithstanding anything to the contrary contained herein, if there shall hereafter occur any change in the person constituting Wachovia under the Master Agreement (whether the change is from Wells Fargo or a permitted successor), the interest of Wells Fargo in the Master Agreement (inclusive of all rights and obligations thereunder) shall automatically (and without any act being required by any party) be deemed assigned to, and assumed by, the person becoming Wachovia; it being agreed, however, that, without in any way limiting the foregoing, (i) the person becoming Wachovia shall promptly notify Master Landlord thereof (and shall, upon request made by Master Landlord, confirm such assignment and assumption by written instrument), and (ii) Wells Fargo shall not be released of its obligations under this Master Agreement as a result of such events ..
7.2    The Master Agreement shall be binding upon, and be for the benefit of, Assignee Master Landlord. Assignee Master Landlord shall have absolutely no right to assign its interest in the Master Agreement (beyond the assignment of the DP Payment Right pursuant to Section 5 hereof). Assignee Master Landlord covenants not to purport to make any such assignment; and, in any event, such a purported assignment shall be null and void.
7.3    Nothing contained in the foregoing provisions of this Section 7, or any other provisions of the Master Agreement shall be deemed as precluding Assignee Master . Landlord (without the need to obtain any consent from Wells Fargo, and without the same constituting a breach or default under the Master Agreement) from entering into an agreement whereby Assignee Master Landlord agrees to pay Assignor Master Landlord, or any owner of a Non-DP Property, any Excess Termination Rights Payments (other than any DP Excess. Termination Rights Payments) received (or to be received) by Assignee Master Landlord, so long as the same does not purport to assign any interest of Assignee Master Landlord under the Master Agreement (each, a “Permitted Third Party Payment Agreement”). No Permitted Third Party Payment Agreement shall bind, or need be recognized by, Wells Fargo.
7.4    Assignee Master Landlord further covenants that it shall remain wholly owned, directly or indirectly, by (i) the GAP Parent, (ii) the NFR Parent, and/or (iii) a person or entity that the NFR Parent is both (x) in control of, and (y) the sole manager of; except as may result from a transfer or other conveyance of all or a portion of the membership interests in Assignee Master Landlord (or in any person having a direct or indirect ownership in such Assignee Master Landlord) effected pursuant to a court proceeding (pursuant to federal

8

bankruptcy law, or any similar federal or state law) involving the bankruptcy, insolvency or reorganization of NFR - WFB East Coast or GAP.
8.    Direction of Excess Termination Rights Payment. If.with respect to its exercise of any Wachovia Termination Rights, Wells Fargo shall be required to make any Excess Termination Rights Payment to Assignee Master Landlord pursuant to Section 3.4 of the Master Agreement (other than any DP Excess Termination Rights Payment), then Assignee Master Landlord shall have the right to direct that such Excess Termination Rights Payment be made to a designee (which may be any person), provided, that (i) such right may be exercised only-by a written direction notice to Wells Fargo which is given after a final determination of the amount of such Excess Termination Rights Payment has been made between Wells Fargo and Assignee Master Landlord, and (ii) such direction notice shall set forth the name, address, employer identification number and wiring instructions of such designee. Such direction shall not constitute an assignment to such assignee of any rights or interest under the Master Agreement (or otherwise be characterized in a manner inconsistent with the provisions of Section 7 hereof).
9.    Notices. Any notice or other communications required or permitted to be given under the Master Agreement (each, a “notice”) must be in writing and shall be sent (i) by certified United States Mail, return receipt requested, (ii) by Federal Express or other nationally recognized overnight courier service, or (iii) by personal delivery, and as follows: (a) any notice sent by Wells Fargo shall be sent to Assignee Master Landlord, at its notice address(es) set forth below; and (b) any notice sent by Assignee Master Landlord shall be sent to Wells Fargo, at its notice address(es) set forth below.

Assignee Master
National Fiancail Realty –
East Coast Portfolio I, LLC
c/0 National Financial Realty, Inc.
21250 Hawthorne Boulevard, Suite 700
Torrance, CA 90503
Attn: Vincent Pellerito
E-mail: vpellerito@nationalfr.com

with a copy to:

Paul Hastings, LLP 515 South Flower, 25th Floor Los Angeles, CA 90071 Attn: Patrick Ramsey E-mail: patrickramsey@hastings.com and to:

Grand Avenue Partners, LLC c/o Oaktree Capital Management, L.P. 333 So. Grand Avenue, 28th Floor Los Angeles, CA 90071 Attn: Cary Kleinman

9

E-mail: ckleinman@oaktreecapital.com

with a copy to:

Gibson, Dunn & Crutcher LLP 2029 Century Park East Los Angeles, CA 90067 Attn: Jesse Sharf E-mail: jsharf@gibsondunn.com

Wells Fargo's Notice address(es):	Wells Fargo Corporate Properties Group Attention: Lease Administration MAC: D1116-L10 1525 West W.T. Harris Blvd Charlotte, NC 28862

with a copy to:

Wells Fargo Corporate Properties Group Attention: Tom Markert MAC: Y1375-097 1 South Broad St, 9th Floor Philadelphia, PA 19107-3426

and to:

Wells Fargo Corporate Properties Group Attention: John Saclarides 5942 Brace Road Charlotte, NC 28211

Any notice shall be deemed given upon receipt or refusal thereof. Each of Assignee Master Landlord and Wells Fargo shall have the right to change its notice addressees) (by addition and/or subtraction).by giving the notice thereof in accordance with the provisions of this Section 9; provided that (x) such notice of any such change shall become effective only upon such notice being deemed given hereunder, and (y) neither Assignee Master Landlord Of Wells Fargo may designate more than five (5) notice addressees), in total, as its notice addressees). Any notice sent , by either party pursuant to this Section 9 with respect to one or more Lease Properties shall set forth the address of each of such Lease Properties.
10.    Miscellaneous.
10.1    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, except as otherwise provided in Section 19 of the Original Master Agreement.

10

10.2    References in the Existing Master Agreement to “this Agreement” or words of similar import shall be deemed to mean the Existing Master Agreement, as amended by this Amendment.
10.3    This Amendment constitutes the entire agreement between the parties hereto relating to the subject matter hereof, supersedes all oral statements and prior writings related thereto and may not be amended, waived or canceled, except by an agreement in writing signed by the parties hereto or their respective successors in interest.
10.4    Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Existing Master Agreement shall remain unmodified and continue in full force and effect and, as amended hereby,all of the terms, covenants, provisions and conditions of the Existing Master Agreement are hereby ratified and confirmed in all respects.
10.5    This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors in interest and permitted assigns.
10.6    This Amendment may be executed in several counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
[Remainder of Page Intentionally Blank; Signatures to Follow]

11

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

WELLS FARGO:		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name: Title:

By:
Name: Title:

ASSIGNOR MASTER LANDLORD:		FIRST STATES INVESTORS 3300B, L.P.
By:
Name: David E. Snyder Title: Chief Financial Officer

ASSIGNEE MASTER LANDLORD:		NATIONAL FINANCIAL REALTY – EAST COAST PORTFOLIO I, LLC
By:
Name: Title:

The undersigned joins in tills Amendment to evidence its agreement to the provisions set forth in Section 5 hereof. In addition, the undersigned confirms to Wells Fargo that, as of the date hereof, the statements in Recital G of this Amendment, regarding (i) PBCC no longer being the Designated Portfolio Lender upon the conveyance of the Exhibit I Properties as described therein and (ii) PBCC being the initial first secured priority lender as to all Exhibit I Properties for Assignee Master .Landlord or its Wholly-Owned Subsidiaries, as the borrower(s), are true and correct.

AML PORTFOLIO LENDER:		PB CAPITAL CORPORATION, as agent for certain lender

By:
Name: Title:

By:
Name: Title:

Indemnity:
The undersigned hereby agrees to indemnify and hold harmless Wells Fargo from and against (i) any breach of any representation or warranty made pursuant to Section 2(b) hereof,and or (ii) any default by Assignee Master Landlord under the provisions of Section 7.2 or Section 7.4 hereof; provided, however, that notwithstanding the foregoing (i) only GAP shall have any liability or obligation with respect to any breach of any representation or warranty made pursuant to the second sentence of Section 2(b) hereof, and (ii) only NFR - WFB East Coast shall have any liability or obligation with respect to any breach of any representation .or warranty made pursuant to the third sentence of Section 2(b).
NFR MASTER LEASE GAP, LLC,
a Delaware limited liability company

By:	______________________
Name:
Title:
NATIONAL FINANCIAL REALTY – WFB EAST COAST, LLC,
a Delaware limited liability company

By:	______________________
Name:
Title:

EXHIBIT I

EXHIBIT I PROPERTIES

See Attached

Count	Property Name	Address Line	City	State	Rentable SF
1.	3401 ‐ Plaza	101 N Independence Mall East	Philadelphia	PA	481,958
2.	3357 ‐ Mortgage Center	1100 Corporate Center Dr	Raleigh	NC	450,393
3.	3438 ‐ WVOC‐Four Story	7711 Plantation Rd	Roanoke	VA	443,181
4.	3362 ‐ West End Center	809 West 4 1/2 St	Winston‐Salem	NC	343,336
5.	3343 ‐ Atlant Ops Cntr	3579‐3585 Atlanta Ave	Atlanta	GA	335,608
6.	3415 ‐ Columbia Grystn	101 Greystone Blvd	Columbia	SC	240,976
7.	3365 ‐ Winston Salem	401 Linden St	Winston‐Salem	NC	187,743
8.	3441 ‐ West End Ctr	801 W. 4th Street	Winston Salem	NC	85,455
9.	3368 ‐ Haddon Township	600 W Cuthbert Boulevard	Haddon Township	NJ	75,937
10.	3391 ‐ Lancaster Square	100 North Queen Street	Lancaster	PA	59,045
11.	3345 ‐ Columbus Main	101 13th Street	Columbus	GA	50,759
12.	3371 ‐ Morristown Oﬀc	21 South St	Morristown	NJ	39,955
13.	3413 ‐ Charlstn 16 Brd	16 Broad St	Charleston	SC	39,558
14.	3370 ‐ Main Strt Oﬃc	40 Main St	Toms River	NJ	35,660
15.	3346 ‐ Dalton Main	201 S Hamilton St	Dalton	GA	33,496
16.	3351 ‐ Burlington	500 S Main St	Burlington	NC	29,688
17.	3408 ‐ York Square	12 E Market St	York	PA	27,967
18.	3353 ‐ Goldsboro	301 East Ash Street	Goldsboro	NC	27,112
19.	3348 ‐ Pikesvill Brnch	1515 Reisterstown Rd	Baltimore	MD	26,540
20.	3339 ‐ South Fort Myrs	12751 S Cleveland Ave	Fort Myers	FL	25,370
21.	3376 ‐ Red Bank Mn Oﬀ	303 Broad St	Red Bank	NJ	23,856
22.	3433 ‐ VA Beach Pembrk	125 Independence Blvd	Virginia Beach	VA	22,403
23.	3319 ‐ Downtown Laklnd	113 S Tennessee Ave	Lakeland	FL	21,479
24.	3333 ‐ Okeechob Trnpke	5849 Okeechobee Blvd	West Palm Beach	FL	20,336
25.	3405 ‐ West Chestr Oﬀ	1100 Corporate Center Dr	West Chester	PA	19,063
26.	3429 ‐ Market St Oﬃce	141 E Market St	Harrisonburg	VA	18,869
27.	3427 ‐ Clintwood	80 MaIin Street	Clintwood	VA	13,495
28.	3393 ‐ Media Oﬃce	217 W Baltimore Pike	Media	PA	11,297
29.	3422 ‐ Blacksburg	200 N Main St	Blacksburg	VA	10,912
30.	3314 ‐ Dade City	14210 7th St	Dade City	FL	10,822
31.	3380 ‐ Trenton‐Brnswck	891 Brunswick Ave	Trenton	NJ	10,529
32.	3341 ‐ West Hollywood	6015 Washington St	Hollywood	FL	10,388
33.	3425 ‐ Christnsburg Mn	4 E Main St	Christiansburg	VA	9,644
34.	3342 ‐ Westward	2701 Okeechobee Blvd	West Palm Beach	FL	9,181
35.	3356 ‐ Market Street	201 East Market St	Smithfield	NC	8,633
36.	3411 ‐ Bennettsvll Main	145 Broad St	Bennettsville	SC	6,527
37.	3420 ‐ Amherst Sth Main	258 S Main St	Amherst	VA	6,055
38.	3423 ‐ Brookneal	227 Main St	Brookneal	VA	5,339

EXHIBIT II

EXHIBIT II PROPERTIES

See Attached

| | | | | | | |
|---|---|---|---|---|---|---|
| W88D | 3302 | 055238 | EastHaven | 339HemingwayAve | EastHaven | CT |
| W88D | 3303 | 055923 | NorwalkOffice | 637WestAve&ChapelStreet | Norwalk | CT |
| W88D | 3304 | 055534 | TrapFallsOffice | 5ResearchDr | Shelton | CT |
| W88D | 3305 | 050445 | WhalleyNorton | 388WhalleyAve | NewHaven | CT |
| W88D | 3306 | 050446 | WoodbridgeTenants | 260AmityRd | Woodbridge | CT |
| W88D | 3307 | 081896 | Airport Road | 125N.AirportPullingRoad | Naples | FL |
| W88D | 3440 | 081105 | CapeCanaveral | 7801NAtlanticBoulevard | CapeCanaveral | FL |
| W88D | 3313 | 081599 | Cocoa | 834NCocoaBlvd | Cocoa | FL |
| W88D | 3315 | 082358 | DeSotoSquare | 3200U.S.27South | Sebring | FL |
| W88D | 3316 | 081286 | DelandMain | 131ENewYorkAve | Deland | FL |
| W88D | 3318 | 081280 | DowntownDaytona | 130NRidgewoodAve | DaytonaBeach | FL |
| W88D | 3321 | 081370 | DowntownWestPalm | 303BanyanStreet(1stStreet) | WestPalmBeach | FL |
| W88D | 3322 | 081726 | Dunedin | 2494BayshoreBlvd | Dunedin | FL |
| W88D | 3323 | 082314 | EastNaples | 4901S.Tamiami Trail | Naples | FL |
| W88D | 3324 | 506713 | FloridaAvenue | 12233NFloridaAve | Tampa | FL |
| W88D | 3327 | 081722 | JasmineLakes | 10934U.S.Hwy19N | PortRichey | FL |
| W88D | 3329 | 081679 | Madison | 400WBaseSt | Madison | FL |
| W8BD | 3332 | 081702 | OceanRidge | 4600OceanBlvd | BoyntonBeach | FL |
| W88D | 3334 | 081751 | Perry | 200WMainSt | Perry | FL |
| W88D | 3337 | 081853 | Riverside | 219 IndianRiverAve | Titusville | FL |
| W88D | 3338 | 081062 | SouthDillardStreet | 8015DillardSt | WinterGarden | FL |
| W88D | 3340 | 082009 | Southgate | 5211NorthU.S.Hwy19 | NewPort Richey | FL |
| WB8D | 3349 | 506231 | AshevilleMainRetail | 1HaywoodSt | Asheville | NC |
| W88D | 3350 | 506247 | BelmontMain | 32NMainSt | Belmont | NC |
| W88D | 3352 | 250104 | MainOffice | 55EMainSt | Franklin | NC |
| W88D | 3355 | 506215 | Hendersonville | 301SouthMainStreet | Hendersonville | NC |
| W88D | 3358 | 506159 | Thomasville | 804RandolphSt | Thomasville | NC |
| WB8D | 33608 | 506277 | WachoviaCenterTower | 100NorthMainStreet | WinstonSalem | NC |
| W88D | 3363 | 506238 | Williamston | 205WMainSt | Williamston | NC |
| W88D | 3366 | 284547 | BrickOffice | Rt.70&CedarbridgeRoad | Brick | NJ |
| W88D | 3367 | 280867 | CranfordOffice&Drive-In | 2NorthAveW | Cranford | NJ |
| WBBD | 3369 | 035260 | Hillside | 1221LibertyAve | Hillside | NJ |
| WBBD | 3372A<br>33726 | 280837<br>280838 | NBOCOperationsCenter&North BrunswickAnnex | 100/300FidelityPlaza | NorthBrunswick | NJ |
| WBBD | 3373 | 280901 | PatersonMarketStreet | 167MarketSt&9ColtSt | Paterson | NJ |
| WBBD | 3374 | 035SS1 | Pennington | 2NorthHighway31 | Pennington | NJ |
| WBBD | 3377 | 280326 | ScotchPlainsOffice | 460ParkAve | ScotchPlains | NJ |

LEGAL_US_W # 74227135.2

| | | | | | | |
|---|---|---|---|---|---|---|
| WBBD | 3378 | 281047 | SouthAmboyOffice | 116NorthBroadway&AugustaSt. | SouthAmboy | NJ |
| WBBD | 3379 | 281110 | SuccasunnaOffice | Route#10andSouthStreet | Succasunna | NJ |
| WBBD | 3381 | 284421 | Union-LarchmontOffice | 2500MorrisAve | Union | NJ |
| WBBD | 3382 | 281118 | WashingtonOff. &Parking Lot | 2WWashingtonAve | Washington | NJ |
| WBBD | 3383 | 317135 | KingstonOffice | 23SFairSt | Kingston | NY |
| WBBD | 3384 | 317134 | NewPaltzOffice | 29MainSt | NewPaltz | NY |
| WBBD | 3385 | 353360 | BristolOffice | 244RadcliffeSt | Bristol | PA |
| WBBD | 3387 | 353365 | DoylestownOffice | 11SWCourtSt | Doylestown | PA |
| WBBD | 3389 | 035278 | IndependenceHall | 601ChestnutSt | Philadelphia | PA |
| WBBD | 3390 | 353334 | JenkintownFinancialCenter | 400-406OldYorkRd | Jenkintown | PA |
| WBBD | 3392 | 035715 | Lebanon | 801CumberlandSt | Lebanon | PA |
| WBBD | 3394 | 035719 | Milford | 224BroadSt | Milford | PA |
| WBBD | 3395 | 036131 | MountCarmel | 50W3rdSt | MountCarmel | PA |
| WBBD | 3396 | 036134 | Mt.PennBuilding | 23rd&PerkiomenAvenues | Mt.Penn | PA |
| WBBD | 3397 | 035723 | Norristown | 43EMainStreet | Norristown | PA |
| WBBD | 3398 | 353304 | PhoenixvilleOffice | 101SMainStreet | Phoenixville | PA |
| WBBD | 3399 | 035474 | Pittston | 1 SouthMainStreetPittstonBypass | Pittston | PA |
| WBBD | 3402 | 035483 | Pottstown | 401 EHighSt | Pottstown | PA |
| WBBD | 3403 | 035731 | ScrantonDowntown | 130WyomingAve | Scranton | PA |
| WBBD | 3407 | 354152 | WindGapOffice | 1N.BroadwaySt(ATM) Rt.512&33 | WindGap | PA |
| WBBD | 3409 | 506500 | AndersonMain | 1101NorthMainStreet | Anderson | SC |
| WBBD | 3410 | 506584 | BeaufortMainFinancialCenter | 1011BayStreet | Beaufort | SC |
| WBBD | 3412 | 506535 | Camden CamdenMain | 519EastDekalbStreet | Camden | SC |
| WBBD | 3416 | 506577 | DillonMain | 601Highway301N | Dillon | SC |
| WBBD | 3417 | 506516 | SpartanburgMain | 101NPineSt | Spartanburg | SC |
| WBBD | 3418 | 506544 | SumterMain | 4NorthWashingtonStreet | Sumter | SC |
| WBBD | 3419 | 503106 | 21standGranby | 2014GranbySt | Norfolk | VA |
| WBBD | 3421 | 410170 | MainOffice | 3559FairystoneParkHwy | Bassett | VA |
| WBBD | 3424 | 506728 | CharlottesvilleWesternRegion HQ | 123EMainSt | Charlottesville | VA |
| WBBD | 3426 | 410403 | ClaremontBranch | 4651KingSt | Alexandria | VA |
| WBBD | 3428 | 503038 | DowntownPetersburg | 20FranklinSt | Petersburg | VA |
| WBBD | 3430 | 410439 | NorthWashingtonBranch | 330NWashingtonSt | Alexandria | VA |
| WBBD | 3431 | 410157 | Richlands | 201SuffolkAve | Richlands | VA |
| WBBD | 3432 | 506804 | ViennaTyson'sCorner | 8117LeesburgPike | Vienna | VA |
| WBBD | 3434 | 506746 | WarrentonBroadview | 155BroadviewAveSte100 | Warrenton | VA |
| WBBD | 3437 | 506841 | WilliamsburgMain | 1006RichmondRd | Williamsburg | VA |

LEGAL_US_W # 74227135.2

| | | | | | | |
|---|---|---|---|---|---|---|
| WBBD | 3325A& 33258 | 082297& 082308 | Ft.MyersDowntown&Parking | 22012ndAvenue | FortMyers | FL |
| WB8D | 3330A & 33308 | 81653& 081651 | MiamiSprings&PkgGarage | 4299NW36thSt | MiamiSprings | FL |
| WB8D | 3375 | 035727 | PerthAmboy | 214SmithSt | PerthAmboy | NJ |
| WBBD | 3336B | 506697 | Reflections 2 | 450S.AustralianAve. | WestPalmBeach | FL |

LEGAL_US_W # 74227135.2

EXHIBIT III

INITIAL DP DIRECTION NOTICE

See Attached

PB CAPITAL CORPORATION
230 Park Avenue, 19th Floor
New York, New York 10169

________________, 2013

Those parties listed on
Schedule 1 attached hereto

Dear Sir or Madam:

Reference is hereby made to the certain Third Amendment to Master Agreement dated as of the date hereof by and among Wells Fargo Bank, N.A., a national association, First States Investors 3300B, L.P., a Delaware limited liability company (the "Amendment"). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Amendment.

Pursuant to Section 5.2 of the Amendment, this letter is the initial DP Direction Notice and shall serve as a notice that PB Capital Correspondence, a Delaware corporation ("PBCC"), is the initial Designated Payee. The federal tax identification number of PBCC is: 13-4047091.

Set forth below are the addresses to which notices sent to PBCC pursuant to the terms of the Amendment shall be sent:

PB Capital Corporation
230 Park Avenue, 19th Floor
New York, New York 10169
Attention: Real Estate Portfolio Management

with a copy similarly delivered to:

PB Capital Corporation
230 Park Avenue, 19th Floor
New York, New York 10169
Attention: Berit Block, Esq.

and to:

Kaye Scholer LLP
425 Park Avenue
New York, New York 10022
Attention: Warren J. Bernstein, Esq.

Set forth below is the account information for the account to which any DP Excess Termination Rights Payments sent to PBCC pursuant to the terms of the Amendment shall be sent:

Bank Name: Wells Fargo, N.A.
ABA No.: [_________]
Account Number: [_________]

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Very truly yours,

PB CAPITAL CORPORATION, a Delaware corporation, as agent for Lenders

By:
Name: Title:

By:
Name: Title:

Schedule 1

Addressees

National Financial Realty – East Coast Portfolio I, LLC c/o National Financial Realty, Inc. 21250 Hawthorne Boulevard, Suite 700 Torrance, CA 90503 Attn: Vincent Pellerito	Wells Fargo Corporate Properties Group Attention: Lease Administration MAC: D1116-L10 1525 West W.T. Harris Blvd Charlotte, NC 28262

Paul Hastings, LLP 515 South Flower, 25th Floor Los Angeles, CA 90071 Attn: Patrick Ramsey	Wells Fargo Corporate Properties Group Attention: Tom Markert MAC: Y1375-097 1 south Broad St, 9th Floor Philadelphia, PA 19107-3426

Grand Avenue Partners, LLC c/o Oaktree Capital Management, L.P. 333 So. Grand Avenue, 28th Floor Los Angeles, CA 90071 Attn: Cary Kleinman	Wells Fargo Corporate Properties Group Attention: John Saclarides 5942 Brace Road Charlotte, NC 28262

Gibson, Dunn & Crutcher LLP 2029 Century Park East Los Angeles, CA 90067 Attn: Jesse Sharf

EXHIBIT D

AGREEMENT REGARDING PAYMENT OF EXCESS TERMINATION PAYMENTS

[See attached]

AGREEMENT REGARDING PAYMENT OF EXCESS TERMINATION PAYMENTS

This AGREEMENT REGARDING PAYMENT OF EXCESS TERMINATION PAYMENTS (this “Agreement’) is made and entered into as of the __th day of March, 2013 by and among NATIONAL FINANCIAL REALTY – EAST COAST PORTFOLIO I, LLC, a Delaware limited liability company (“Original Purchaser”) and FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership (“Seller”).
Recitals
A.    Original Purchaser and Seller entered into those certain Purchase and Sale Agreements dated November 6, 2012 (as amended, restated, supplemented, assigned or otherwise modified from time to time, collectively, the “Purchase Agreement”) with respect to those certain properties described on Exhibit “1” attached hereto (collectively, the “Properties”).
B.    Those certain properties described on Exhibit “2” attached hereto (the “Wells Other Properties”) are subject to leases (the “Wells Other Property Leases”) by and between Wachovia Bank, National Association (“Wachovia”), the predecessor in interest to Wells Fargo Bank, N.A. (“Wells”), and First States Investors, 3300 LLC, a Delaware limited liability company (“FS 3300 LLC”), the predecessor in interest to Seller, as the same may have been assigned by FS 3300 LLC prior to the date hereof. Wells is the current Tenant (as defined in the Wells Other Property Leases) under such Wells Other Property Leases. Under Section 11.1 of each of the Wells Other Property Leases, Wells has the right to terminate each of the Wells Other Property Leases as to all or any portion of the premises leased pursuant to each of the Wells Other Property Leases on the terms and conditions set forth therein (“Wells’s Termination Right”).
C.    FS 3300 LLC and Wachovia entered into that certain Master Agreement Regarding Leases dated as of September 22, 2004 (the “Original Master Agreement), which Original Master Agreement was amended by an amendment dated as of June __, 2005 (the “First Amendment’) and by that certain Second Amendment to Master Agreement (the “Second Amendment”) dated as of April 1, 2008, each by and among Wachovia, FS 3300 LLC and Seller. Under the Second Amendment, Seller has been designated the “Master Landlord” under the Original Master Agreement, as amended by the First Amendment and the Second Amendment.
D.    Concurrently herewith, Seller, Original Purchaser and Wells have executed that certain Third Amendment to Master Agreement (the “Third Amendment”), pursuant to which Original Purchaser has been designated the Master Landlord (hereinafter referred to as the “Assignee Master Landlord”) (such Original Master Agreement, as amended by the First Amendment, Second Amendment and Third Amendment, is referred to herein as the “Existing Master Agreement”).
E.    Each of the Wells Other Property Leases is a “Lease” (“Lease”) under the Existing Master Agreement. Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Wells Other Property Lease.

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F.    Section 3.4 of the Master Agreement provides that with respect to Wells’s exercise of Wachovia’s Termination Rights under any Non-Integrated Lease, (i) Wells “shall (on or prior to the Early Termination Date) pay the Excess Termination Rights Payment with respect to such exercise…to the Master Landlord, if there is no Designated Portfolio Lender…” and (ii) “in no event will the obligation of Wachovia [now Wells] to pay Rent under a Non-Integrated Lease terminate until the applicable Excess Termination Rights Payment required pursuant to Section 3.4 is paid….” (such condition precedent to termination of Wells’s obligation to pay Rent under the Wells Lease pursuant to the foregoing provisions of Section 3.4 of the Master Agreement is referred to herein as the “Section 3.4 Rent Obligation Termination Condition”).
NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, the parties hereto hereby agree as follows:
1.Payment of the Excess Termination Rights Payment With Respect to the Wells Other Property Leases.
a.    Upon any exercise of Wells’s Termination Rights under a Wells Other Property Lease and satisfaction of the Section 3.4 Rent Obligation Termination Condition with respect thereto with respect to all or any portion of the Leased Premises (a “Wells Other Property Lease Termination Event”), and upon receipt by Assignee Master Landlord from Wells of any Excess Termination Rights Payment with respect to such Wells Other Property Lease, Purchaser shall promptly pay to Seller, or its designee, an amount equal to the amount actually received from Wells with respect to such Excess Termination Rights Payment with respect to such Wells Other Property Lease Termination Event. Each such Excess Termination Rights Payment shall be so paid by wire transfer of immediately available federal funds to such wire transfer address as Seller shall provide to Purchaser in writing.
b.    Notwithstanding any provision of this Agreement to the contrary, Purchaser shall not be liable to Seller for any Excess Termination Rights Payment under this Agreement to the extent that such payment is withheld or otherwise not paid to Purchaser.
c.    Upon payment by Assignee Master Landlord to Seller of any such Excess Termination Rights Payment actually received by Assignee Master Landlord with respect to any Wells Other Property Lease, Assignee Master Landlord shall have no further obligations or liabilities with respect to such Wells Other Property Lease (or Excess Termination Rights Payments thereunder), and Seller shall indemnify, defend and hold harmless Assignee Master Landlord from and against any and all third party claims, actions, suits, proceedings, losses, damages, obligations, liabilities, penalties, fines, costs and expenses (including, but not limited to, reasonable attorneys’ fees and legal costs) which arise out of, is occasioned by or is in any way attributable to such Wells Other Property Lease and/or any Excess Termination Rights Payment thereunder.
2.    Enforcement of the Section 3.4 Rent Obligation Termination Condition
Assignee Master Landlord shall diligently enforce on a prompt and timely basis, and shall promptly take all action requested in good faith by Seller to assist Seller to enforce on a diligent

2

and timely basis, the Section 3.4 Rent Obligation Termination Condition, at the sole cost of Seller.
3.    Continuation of the Master Agreement
a.    Assignee Master Landlord shall cause the Master Agreement to continue in full force and effect for the remainder of the Initial Term of the Wells Lease.
b.    Subject to the provisions of this Agreement, Assignee Master Landlord shall not default in the performance of any of its obligations as the Master Landlord (as that term is defined under the Master Agreement) under the Master Agreement.
c.    Assignee Master Landlord shall not amend the Master Agreement in any manner without the prior written consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed.
d.    Seller shall, reasonably promptly following Assignee Master Landlord’s request to do so, provide to Assignee Master Landlord all information, including, without limitation, all relevant Lease documents and correspondence, relating to all Wells Other Property Leases and all Wells Other Properties to the extent necessary or desirable in connection with the calculation of Available Termination Rights Area or the calculation and/or collection of any Excess Termination Rights Payment and to the extent such materials are in Seller’s possession or under Seller’s reasonable control. Seller shall promptly notify Assignee Master Landlord in writing at such time as Seller receives notice that any Wells Other Property Lease is amended or terminated, and shall provide Assignee Master Landlord with true and correct copies of all documents evidencing the same reasonably promptly after Seller’s receipt of same. Seller acknowledges that to the extent Seller does not have or cannot otherwise provide to Assignee Master Landlord such information requested with respect to the Wells Other Properties, such lack of information may likely damage the ability to obtain Excess Termination Rights Payments otherwise payable with respect to the Wells Other Properties, and Assignee Master Landlord shall have no obligation or liability to Seller with respect to such damage.
e.    Assignee Master Landlord further covenants that it, as the “Assignee Master Landlord” under the Third Amendment, shall remain wholly-owned by (i) GAP Parent (as defined in the Third Amendment), or (ii) the current owners of NFR (as defined in the Third Amendment), or some combination thereof (provided, however, if Assignee Master Landlord shall be wholly-owned by the current owners of NFR, directly or indirectly, NFR shall be solely managed by NFR Parent (as defined in the Third Amendment)), except as may result from a transfer or other conveyance of all or a portion of the membership interests in Assignee Master Landlord (or in any person having a direct or indirect ownership in such Assignee Master Landlord) effected pursuant to a court proceeding (pursuant to federal bankruptcy law, or any similar federal or state law) involving the bankruptcy, insolvency or reorganization of NFR or GAP.
4.    Miscellaneous.
a.    Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

3

b.    Attorneys’ Fees. In the event of any litigation or other action or suit between the parties hereto concerning this Agreement, the subject matter hereof or the transactions contemplated hereby, the losing party shall pay the reasonable attorneys’ fees and costs (together with other professional fees incurred, including the fees of accountants and engineers) incurred by the prevailing party in connection with such litigation, action or other suit, including appeals and enforcement of any judgment in connection therewith.
c.    Governing Law.
(i)    THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTIONS EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT. THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF CALIFORNIA SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL OBLIGATIONS ARISING HEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.
(ii)    ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, AND THE PARTIES WAIVE ANY OBJECTIONS BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH SELLER PARTY DOES HEREBY DESIGNATE AND APPOINT CORPORATION SERVICE COMPANY AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN LOS ANGELES, CALIFORNIA, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND NOTICE OF SAID SERVICE MAILED OR DELIVERED TO SUCH SELLER PARTY IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH SELLER PARTY IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF CALIFORNIA. EACH SELLER PARTY (1) SHALL GIVE PROMPT NOTICE TO PURCHASER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (2) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT

4

WITH AN OFFICE IN LOS ANGELES, CALIFORNIA (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (3) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN LOS ANGELES, CALIFORNIA, OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.
d.    Paragraph Headings. Any paragraph headings and captions in this Agreement are for convenience only and shall not affect the interpretation or construction hereof.
e.    Notices. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent as provided in this Agreement, if to Seller at the addresses stated on the signature page hereof and if to Original Purchaser/Assignee Master Landlord at its address stated at the address stated on the signature page hereof or, in each case, at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements of this Section 4e.
f.    Severability. Any provision of this Agreement, or the application thereof to any Person or circumstance, which, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement (or the remaining portions of such provision) or the application thereof to any other Person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any Person or circumstance in any other jurisdiction.
g.    Entire Agreement; Amendments. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements or statements relating to such subject matter, and none of the terms and provisions hereof may be waived, amended or terminated except in accordance with the provisions of the Agreement.

5

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
ORIGINAL PURCHASER/ASSIGNEE MASTER LANDLORD:
NATIONAL FINANCIAL REALTY-
EAST COAST PORTFOLIO I, LLC,
a Delaware limited liability company

By: NFR Master Lease GAP, LLC,
a Delaware limited liability company,
Its Managing Member

By: _____________________
Print Name: _______________
Title:_____________________

By: _____________________
Print Name: _______________
Title:_____________________

Address for Notices:
NFR Master Lease GAP, LLC
c/o Oaktree Capital Management, L.P.
333 So. Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attention: Cary Kleinman
E-mail: ckleinman@oaktreecapital.com
With a required copy to:
Gibson, Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, CA 90067
Attention: Jesse Sharf
E-mail: jsharf@gibsondunn.com
And to:
National Financial Realty – WFB East Coast, LLC
c/o National Financial Realty, Inc.
21250 Hawthorne Blvd., Suite 700
Torrance, CA 90503

6

Attention: Vincent E. Pellerito
email: vpellerito@nationalfr.com
With a required copy to:
Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071
Attention: Patrick A. Ramsey, Esq.
email: patrickramsey@paulhastings.com

7

SELLER:
FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership
By:_____________________________
David E. Snyder,
Chief Financial Officer

Address for Notices:

c/o GKK Realty Advisors, LLC
420 Lexington Avenue
19th Floor
New York, New York 10170
Attention: Allan B. Rothschild
Email: allan.rothschild@gkk.com
With a required copy to:

c/o KBS Capital Advisors LLC
620 Newport Center Drive
Suite 1300
Newport Beach, California 92660
Attention: James Chiboucas, Esq.
email: jchiboucas@kbsrealty.com

And with a required copy to:

Greenberg Traurig, LLP
200 Park Avenue
New York, New York 10166
Attention: Stephen L. Rabinowitz, Esq.
email: rabinowitz@gtlaw.com

8

EXHIBIT “1”
DESCRIPTION OF THE PROPERTIES

	Property Address	City	State
1	101 N Independence Mall East	Philadelphia	PA

2	1100 Corporate Center Dr	Raleigh	NC

3	7711 Plantation Rd	Roanoke	VA

4	809 West 4 1/2 St	Winston-Salem	NC

5	3579-3585 Atlanta Ave	Atlanta	GA

6	101 Greystone Blyd	Columbia	SC

7	401 Linden St	Winston-Salem	NC

8	801 W. 4th Street	Winston Salem	NC

9	600 W Cuthbert Boulevard	Haddon Township	NJ

10	100 North Queen Street	Lancaster	PA

11	101 13th Street	Columbus	GA

12	21 South St	Morristown	NJ

13	16 Broad St	Charleston	SC

14	40 Main St	Toms River	NJ

15	201 S Hamilton St	Dalton	GA

16	500 S Main St	Burlington	NC

17	12 E Market St	York	PA

18	301 East Ash Street	Goldsboro	NC

19	1515 Reisterstown Rd	Baltimore	MD

20	12751 S Cleveland Ave	Fort Myers	FL

21	303 Broad St	Red Bank	NJ

22	125 Independence Blvd	Virginia Beach	VA

23	113 S Tennessee Ave	Lakeland	FL

24	21 New Warrington Rd	Pensacola	FL

25	5849 Okeechobee Blvd	West Palm Beach	FL

26	1100 Corporate Center Dr	West Chester	PA

27	141 E Market St	Harrisonburg	VA

28	6646 W Atlantic Ave	Delray Beach	FL

29	80 Main Street	Clintwood	VA

30	217 W Baltimore Pike	Media	PA

31	200 N Main St	Blacksburg	VA

32	14210 7th St	Dade City	FL

33	891 Brunswick Ave	Trenton	NJ

34	6015 Washington St	Hollywood	FL

35	4 E Main St	Christiansburg	VA

36	2701 Okeechobee Blvd	West Palm Beach	FL

37	201 East Market St	Smithfield	NC

38	145 Broad St	Bennettsville	SC

39	258 S Mam St	Amherst	VA

40	227 Main St	Brookneal	VA

EXHIBIT “2”
LIST OF THE WELLS OTHER PROPERTY LEASES

WBBD	3302	055238	East Haven	339 Hemingway Ave	East Haven	CT
WBBD	3303	055923	Norwalk Office	637 West Ave & Chapel Street	Norwalk	CT
WBBD	3304	055534	Trap Falls Office	5 Research Dr	Shelton	CT
WBBD	3305	050445	Whalley Norton	388 Whalley Ave	New Haven	CT
WBBD	3306	050446	Woodbridge Tenants	260 Amity Rd	Woodbridge	CT
WBBD	3307	081896	Airport Road	125 N. Airport Pulling Road	Naples	FL
WBBD	3440	081105	Cape Canaveral	7801 N Atlantic Boulevard	Cape Canaveral	FL
WBBD	3313	081599	Cocoa	834 N Cocoa Blvd	Cocoa	FL
WBBD	3315	082358	De Soto Square	3200 U.S. 27 South	Sebring	FL
WBBD	3316	081286	Deland Main	131 E New York Ave	Deland	FL
WBBD	3318	081280	Downtown Daytona	130 N Ridgewood Ave	Daytona Beach	FL
WBBD	3321	081370	Downtown West Palm	303 Banyan Street (1st Street)	West Palm Beach	FL
WBBD	3322	081726	Dunedin	2494 Bayshore Blvd	Dunedin	FL
WBBD	3323	082314	East Naples	4901 S. Tamiami Trail	Naples	FL
WBBD	3324	506713	Florida Avenue	12233 N Florida Ave	Tampa	FL
WBBD	3327	081722	Jasmine Lakes	10934 U.S. Hwy 19 N	Port Richey	FL
WBBD	3329	081679	Madison	400 W BaseSt	Madison	FL
W8BD	3332	081702	Ocean Ridge	4600 Ocean Blvd	Boynton Beach	FL
WBBD	3334	081751	Perry	200 W Main St	Perry	FL
WBBD	3337	081853	Riverside	219 Indian River Ave	Titusville	FL
WBBD	3338	081062	South Dillard Street	8015 Dillard St	Winter Garden	FL
WBBD	3340	082009	Southgate	5211 North U.S. Hwy 19	New Port Richey	FL
WB8D	3349	506231	Asheville Main Retail	1 Haywood St	Asheville	NC
WBBD	3350	506247	Belmont Main	32 N Main St	Belmont	NC
WBBD	3352	250104	Main Office	55 E Main St	Franklin	NC
WBBD	3355	506215	Hendersonville	301South Main Street	Hendersonville	NC
WBBD	3358	506159	Thomasville	804 Randolph St	Thomasville	NC
WB8D	33608	506277	Wachovia Center Tower	100 North Main Street	Winston Salem	NC
WBBD	3363	506238	Williamston	205 W Main St	Williamston	NC
WBBD	3366	284547	Brick Office	Rt. 70 & Cedarbridge Road	Brick	NJ
WBBD	3367	280867	Cranford Office & Drive-In	2 North Ave W	Cranford	NJ
WBBD	3369	035260	Hillside	1221 Liberty Ave	Hillside	NJ

WBBD	3372A 3372	280837 280838	NBOC Operations Center & North Brunswick Annex	100/300 Fidelity Plaza	North Brunswick	NJ
WBBD	3373	280901	Paterson Market Street	167 Market St & 9 Colt St	Paterson	NJ
WBBD	3374	03SSS1	Pennington	2 North Highway 31	Pennington	NJ
WBBD	3377	280326	Scotch Plains Office	460 Park Ave	Scotch Plains	NJ
WBBD	3378	281047	South Amboy Office	116 North Broadway & Augusta St.	South Amboy	NJ
WBBD	3379	281110	Succasunna Office	Route #10 and South Street	Succasunna	NJ
WBBD	3381	284421	Union-Larchmont Office	2500 Morris Ave	Union	NJ
WBBD	3382	281118	Washington Off. & Parking Lot	2 W Washington Ave	Washington	NJ
WBBD	3383	31713S	Kingston Office	23S Fair St	Kingston	NY
WBBD	3384	317134	New Paltz Office	29 Main St	New Paltz	NY
WBBD	3385	353360	Bristol Office	244 Radcliffe St	Bristol	PA
WBBD	3387	3S336S	Doylestown Office	11S W Court St	Doylestown	PA
WBBD	3389	03S278	Independence Hall	601 Chestnut St	Philadelphia	PA
WBBD	3390	3S3334	Jenkintown Financial Center	400-406 Old York Rd	Jenkintown	PA
WBBD	3392	03S71S	Lebanon	801Cumberland St	Lebanon	PA
WBBD	3394	03S719	Milford	224 Broad St	Milford	PA
WBBD	3395	036131	Mount Carmel	SOW 3rd St	Mount Carmel	PA
WBBD	3396	036134	Mt. Penn Building	23rd & Perkiomen Avenues	Mt. Penn	PA
WBBD	3397	03S723	Norristown	43 E Main Street	Norristown	PA
WBBD	3398	353304	Phoenixville Office	101 S Main Street	Phoenixville	PA
WBBD	3399	03S474	Pittston	1 South Main Street Pittston Bypass	Pittston	PA
WBBD	3402	03S483	Pottstown	401 E High St	Pottstown	PA
WBBD	3403	03S731	Scranton Downtown	130 Wyoming Ave	Scranton	PA
WBBD	3407	3S41S2	Wind Gap Office	1N. Broadway St(ATM) Rt. S12&33	Wind Gap	PA
WBBD	3409	S06SOO	Anderson Main	1101 North Main Street	Anderson	SC
WBBD	3410	S06S84	Beaufort Main Financial Center	1011 Bay Street	Beaufort	SC
WBBD	3412	S06S3S	Camden Camden Main	S19 East Dekalb Street	Camden	SC
WBBD	3416	S06S77	Dillon Main	601Highway 301 N	Dillon	SC
WBBD	3417	S06516	Spartanburg Main	101 N Pine St	Spartanburg	SC
WBBD	3418	S06S44	Sumter Main	4 North Washington Street	Sumter	SC
WBBD	3419	S03106	21st and Granby	2014 Granby St	Norfolk	VA
WBBD	3421	410170	Main Office	3SS9 Fairystone Park Hwy	Bassett	VA
WBBD	3424	S06728	Charlottesville Western Region HQ	123 E Main St	Charlottesville	VA
WBBD	3426	410403	Claremont Branch	4651 King St	Alexandria	VA
WBBD	3428	S03038	Downtown Petersburg	20 Franklin St	Petersburg	VA

WBBD	3430	410439	North Washington Branch	330 N Washington St	Alexandria	VA
WBBD	3431	410157	Richlands	201 Suffolk Ave	Richlands	VA
WBBD	3432	S06804	Vienna Tyson's Corner	8117 Leesburg Pike	Vienna	VA
WBBD	3434	S06746	Warrenton Broadview	lSS Broadview Ave Ste 100	Warrenton	VA
WBBD	3437	506841	Williamsburg Main	1006 Richmond Rd	Williamsburg	VA
WBBD	3325A & 3325	082297 & 082308	Ft. Myers Downtown & Parking	2201 2nd Avenue	Fort Myers	FL
WBBD	3330A & 3330	81653 & 081651	Miami Springs & Pkg Garage	4299 NW 36th St	Miami Springs	FL
WBBD	3375	035727	Perth Amboy	214 Smith St	Perth Amboy	NJ
WBBD	3336B	506697	Reflections 2	450 S. Australian Ave.	West Palm Beach	FL

EXHIBIT E
APPLICABLE PERCENTAGES FOR EACH PROPERTY

Count	Property Name	Address	City	State	Purchase Price	Applicable Percentage
1.	3401 ‐ Plaza	101 N Independence Mall East	Philadelphia	PA	$39,343,510	16.33
2.	3357 ‐ Mortgage Center	1100 Corporate Center Dr	Raleigh	NC	$36,766,776	15.26
3.	3438 ‐ WVOC‐Four Story	7711 Plantation Rd	Roanoke	VA	$27,133,531	11.27
4.	3362 ‐ West End Center	809 West 4 1/2 St	Winston‐Salem	NC	$28,027,429	11.64
5.	3343 ‐ Atlant Ops Cntr	3579‐3585 Atlanta Ave	Atlanta	GA	$27,396,571	11.37
6.	3415 ‐ Columbia Grystn	101 Greystone Blvd	Columbia	SC	$19,671,510	8.17
7.	3365 ‐ Winston Salem	401 Linden St	Winston‐Salem	NC	$15,325,959	6.36
8.	3441 ‐ West End Ctr	801 W. 4th Street	Winston Salem	NC	$6,975,918	2.90
9.	3368 ‐ Haddon Township	600 W Cuthbert Boulevard	Haddon Township	NJ	$4,029,310	1.67
10.	3391 ‐ Lancaster Square	100 North Queen Street	Lancaster	PA	$1,835,371	0.76
11.	3345 ‐ Columbus Main	101 13th Street	Columbus	GA	$2,018,348	0.84
12.	3371 ‐ Morristown Oﬀc	21 South St	Morristown	NJ	$1,588,745	0.66
13.	3413 ‐ Charlstn 16 Brd	16 Broad St	Charleston	SC	$3,229,224	1.34
14.	3370 ‐ Main Strt Oﬃc	40 Main St	Toms River	NJ	$3,784,327	1.57
15.	3346 ‐ Dalton Main	201 S Hamilton St	Dalton	GA	$1,041,199	0.43
16.	3351 ‐ Burlington	500 S Main St	Burlington	NC	$1,180,495	0.49
17.	3408 ‐ York Square	12 E Market St	York	PA	$1,112,062	0.46
18.	3353 ‐ Goldsboro	301 East Ash Street	Goldsboro	NC	$1,078,064	0.45
19.	3348 ‐ Pikesvill Brnch	1515 Reisterstown Rd	Baltimore	MD	$1,055,319	0.44
20.	3339 ‐ South Fort Myrs	12751 S Cleveland Ave	Fort Myers	FL	$909,933	0.38
21.	3376 ‐ Red Bank Mn Oﬀ	303 Broad St	Red Bank	NJ	$2,531,657	1.05
22.	3433 ‐ VA Beach Pembrk	125 Independence Blvd	Virginia Beach	VA	$1,828,816	0.76
23.	3319 ‐ Downtown Laklnd	113 S Tennessee Ave	Lakeland	FL	$1,753,388	0.73
24.	3331 ‐ New Warrngtn Rd	21 New Warrington Rd	Pensacola	FL	$843,182	0.35
25.	3333 ‐ Okeechob Trnpke	5849 Okeechobee Blvd	West Palm Beach	FL	$2,158,106	0.90
26.	3405 ‐ West Chestr Oﬀ	1100 Corporate Center Dr	West Chester	PA	$1,556,163	0.65

Count	Property Name	Address	City	State	Purchase Price	Applicable Percentage
27.	3429 ‐ Market St Oﬃce	141 E Market St	Harrisonburg	VA	$676,764	0.28
28.	3328 ‐ Kings Point	6646 W Atlantic Ave	Delray Beach	FL	$631,840	0.26
29.	3427 ‐ Clintwood	80 MaIin Street	Clintwood	VA	$536,606	0.22
30.	3393 ‐ Media Oﬃce	217 W Baltimore Pike	Media	PA	$405,184	0.17
31.	3422 ‐ Blacksburg	200 N Main St	Blacksburg	VA	$433,898	0.18
32.	3314 ‐ Dade City	14210 7th St	Dade City	FL	$883,429	0.37
33.	3380 ‐ Trenton‐Brnswck	891 Brunswick Ave	Trenton	NJ	$859,510	0.36
34.	3341 ‐ West Hollywood	6015 Washington St	Hollywood	FL	$413,062	0.17
35.	3425 ‐ Christnsburg Mn	4 E Main St	Christiansburg	VA	$383,478	0.16
36.	3342 ‐ Westward	2701 Okeechobee Blv	West Palm Beach	FL	$187,367	0.08
37.	3356 ‐ Market Street	201 East Market St	Smithfield	NC	$343,278	0.14
38.	3411 ‐ Bennettsvll Main	145 Broad St	Bennettsville	SC	$259,536	0.11
39.	3420 ‐ Amherst Sth Main	258 S Main St	Amherst	VA	$240,767	0.10
40.	3423 ‐ Brookneal	227 Main St	Brookneal	VA	$435,837	0.18
PORTFOLIO TOTAL					$240,865,469	100%

EXHIBIT F
LETTER AGREEMENT

PB CAPITAL CORPORATION
230 Park Avenue, 19th Floor
New York, New York 10169

March [__], 2013

KBS Debt Holdings, LLC
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
Attention: Keith Hall and David Snyder

First States Investors 3300 B, L.P.
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
Attention: Keith Hall and David Snyder

Re:
Loan from certain Lenders (as defined in the Existing Loan Agreement (as defined below)) for which PB Capital Corporation is acting as agent (in such capacity, “Agent”) to First States Investors 3300 B, L.P. (“Initial Borrower”)

Dear Sirs:

Reference is hereby made to (i) that certain Loan Agreement dated as of the April 1, 2008 among Initial Borrower, Agent and Lenders, as amended by that certain First Amendment to Loan Agreement dated as of August 22, 2008, and as further amended by that certain Omnibus Amendment and Reaffirmation of Loan Documents dated as of December 15, 2011 (as so amended, and as the same may have been further amended, modified or supplemented prior to the date hereof, the “Existing Loan Agreement”; capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Existing Loan Agreement); (ii) that certain Replacement Interest Rate Protection Guaranty dated as of December 15, 2011 made by KBS Debt Holdings, LLC (“Guarantor”) for the benefit of Agent and Lenders (the “Replacement Interest Rate Protection Guaranty”); (iii) that certain Supplemental Recourse Liability Agreement dated as of December 15, 2011 made by Guarantor for the benefit of Agent and Lenders (the “Supplemental Recourse Liability Agreement”); and (iv) that certain Amended and Restated Loan Agreement dated as of the date hereof among the entities listed on Schedule I attached hereto (collectively, “New Borrower”), Agent and Lenders (the “Amended and Restated Loan Agreement”), which amends and restates the Existing Loan Agreement in its entirety.

This letter shall serve as confirmation to Initial Borrower and Guarantor that: (i) Initial Borrower and New Borrower have advised Agent that the Properties owned by Initial Borrower immediately prior to the Assumption (as defined below) have been transferred to New Borrower subject to the liens of the applicable Mortgages; (ii) New Borrower has assumed all of Initial Borrower’s obligations under the Existing Loan Agreement (as amended and restated by the

Amended and Restated Loan Agreement) and the other Loan Documents (as amended and restated on the date hereof) (the “Assumption”), all to the extent arising or accruing on or after the date hereof; (iii) Initial Borrower shall not have any liabilities or obligations under the Existing Loan Agreement, the other Loan Documents, the Amended and Restated Loan Agreement or the other Loan Documents (as amended and restated on the date hereof), except for liabilities and obligations of Initial Borrower under the Existing Loan Agreement and other Loan Documents that survive the discharge or repayment in full of the Loan under the Existing Loan Agreement and other Loan Documents; and (iv) effective upon the execution and delivery of the Amended and Restated Loan Agreement the respective obligations of Guarantor under the Supplemental Recourse Liability Agreement and the Replacement Interest Rate Protection Guaranty shall terminate.

Notwithstanding the Assumption, and notwithstanding that the Amended and Restated Loan Agreement amends and restates the Existing Loan Agreement, neither the Amended and Restated Loan Agreement nor the amendment and restatement of the other Loan Documents in connection with the Assumption shall constitute a novation of the Existing Loan Agreement or the other Loan Documents, and nothing herein shall be construed to alter or affect the priority of the liens created under the Existing Loan Agreement or the other Loan Documents.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Sincerely,

PB CAPITAL CORPORATION, a Delaware
corporation, as Agent for Lenders

By:    ____________________________
Name:
Title:

By:    ____________________________
Name:
Title:

[Signatures Continue on the Following Page]

Acknowledged and Agreed:

KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company

By:	KBS Limited Partnership, a
Delaware limited partnership, its manager

By:	KBS Real Estate Investment Trust, Inc.,
a Maryland corporation, its sole general partner

By:	____________________

Name:	David Snyder

Title:	Chief Financial Officer

FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership

By:	________________________

Name:	David Snyder

Title:	Chief Financial Officer
[Signatures Continue on the Following Page]

4

EACH OF THOSE CERTAIN ENTITIES
SET FORTH ON SCHEDULE I ATTACHED HERETO,
each a Delaware limited liability company

By:    __________________________________
Name:
Title:

Schedule I

New Borrower

NFR ECP I – 3314 Dade City, LLC
NFR ECP I – 3319 Downtown Lakeland, LLC
NFR ECP I – 3328 Kings Point, LLC
NFR ECP I – 3331 New Warrington Road, LLC
NFR ECP I – 3333 Okeechobee Turnpike, LLC
NFR ECP I – 3339 South Fort Myers, LLC
NFR ECP I – 3341 West Hollywood, LLC
NFR ECP I – 3342 Westward, LLC
NFR ECP I – 3343 Atlanta Ops Center, LLC
NFR ECP I – 3345 Columbus Main, LLC
NFR ECP I – 3346 Dalton Main, LLC
NFR ECP I – 3348 Pikesville Branch, LLC
NFR ECP I – 3351 Burlington, LLC
NFR ECP I – 3353 Goldsboro, LLC
NFR ECP I – 3356 Market Street, LLC
NFR ECP I – 3357 Mortgage Center, LLC
NFR ECP I – 3362 West End Center, LLC
NFR ECP I – 3365 Winston Salem, LLC
NFR ECP I – 3368 Haddon Township, LLC
NFR ECP I – 3370 Main Street Office, LLC
NFR ECP I – 3371 Morristown Office, LLC
NFR ECP I – 3376 Red Bank Main Office, LLC
NFR ECP I – 3380 Trenton Brunswick, LLC
NFR ECP I – 3391 Lancaster Square, LLC
NFR ECP I – 3393 Media Office, LLC
NFR ECP I – 3401 Plaza, LLC
NFR ECP I – 3405 West Chester Office, LLC
NFR ECP I – 3408 York Square, LLC
NFR ECP I – 3411 Bennettsville Main, LLC
NFR ECP I – 3413 Charleston 16 Broad, LLC
NFR ECP I – 3415 Columbia Greystone, LLC
NFR ECP I – 3420 Amherst South Main, LLC
NFR ECP I – 3422 Blacksburg, LLC
NFR ECP I – 3423 Brookneal, LLC
NFR ECP I – 3425 Christiansburg Main, LLC
NFR ECP I – 3427 Clintwood, LLC
NFR ECP I – 3429 Market Street Office, LLC
NFR ECP I – 3433 VA Beach, LLC
NFR ECP I – 3438 WVOC Four Story, LLC
NFR ECP I – 3441 West End Center, LLC